Exhibit 99.1

     CASE NAME:                             Venus Exploration, Inc
     CASE:                                  02-13109-BP-11

                                                         ACCRUAL BASIS
     JUDGE:  Bill Parker                                       7/21/03







                         UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORTS
                            MONTH ENDING: June, 2003

                                                                          Note 1

        IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCURAL BASIS-1 THROUGH ACCURAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.










RESPONSIBLE PARTY:


/s/ EUGENE L. AMES, Jr.                         CEO
-----------------------                         ---
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY         TITLE


Eugene L. Ames, Jr
PRINTED NAME OF RESPONSIBLE PARTY               DATE
                                                        7/21/2003



PREPARER:


/s/ TERRY F. HARDEMAN                           Chief Accounting Officer
---------------------                           ------------------------
ORIGINAL SIGNATURE OF PREPARER                  TITLE


Terry F. Hardeman
PRINTED NAME OF PREPARER                        DATE
                                                7/21/2003


CASE NAME:                     Venus Exploration,                  ACCRUAL BASIS-1
                                Inc

CASE:                          02-13109-BP-11                             7/21/03

-------------------------------------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------
                                           SCHEDULE      MONTH          MONTH          MONTH
                                                    ---------------------------------------------
ASSETS                                      AMOUNT    April, 2003     May, 2003     June, 2003
-------------------------------------------------------------------------------------------------
 1. UNRESTRICTED CASH                                   $13,606.04     $66,559.13     $69,663.85
-------------------------------------------------------------------------------------------------
 2. RESTRICTED CASH                                  $1,516,206.49  $1,517,494.23  $1,518,689.52
-------------------------------------------------------------------------------------------------
 3. TOTAL CASH                                       $1,529,812.53  $1,584,053.36  $1,588,353.37
-------------------------------------------------------------------------------------------------
 4. ACCOUNTS RECEIVABLE, NET                           $325,559.85    $345,133.20    $342,202.53
-------------------------------------------------------------------------------------------------
 5. INVENTORY
-------------------------------------------------------------------------------------------------
 6. NOTES RECEIVABLE
-------------------------------------------------------------------------------------------------
 7. PREPAID EXPENSES                                    $82,875.07     $67,781.89     $70,349.03
-------------------------------------------------------------------------------------------------
 8. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------
 9. TOTAL CURRENT ASSETS                             $1,938,247.45  $1,996,968.45  $2,000,904.93
-------------------------------------------------------------------------------------------------
    PROPERTY, PLANT, &
10.  EQUIPMENT                                       $6,167,521.88  $5,920,803.68  $5,920,803.68
-------------------------------------------------------------------------------------------------
    LESS:  ACCUMULATED
11.  DEPRECIATION/DEPLETION                         ($4,212,206.90)($3,982,315.92)($3,999,076.06)
-------------------------------------------------------------------------------------------------
    NET PROPERTY, PLANT &
12.  EQUIPMENT                                       $1,955,314.98  $1,938,487.76  $1,921,727.62
-------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                    $9,612.58      $9,560.88      $9,353.43
-------------------------------------------------------------------------------------------------
    OTHER ASSETS - NET OF      Schedule 1
14.  AMORTIZATION (ATTACH LIST)                         $19,235.00      $6,544.97      $6,545.00
-------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------
 16 TOTAL ASSETS                                     $3,922,410.01  $3,951,562.06  $3,938,530.98
-------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                   $105,556.06     $82,545.83    $128,986.75
-------------------------------------------------------------------------------------------------
18. TAXES PAYABLE
-------------------------------------------------------------------------------------------------
19. NOTES PAYABLE
-------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES
-------------------------------------------------------------------------------------------------
21. SECURED DEBT
-------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)        Accrued Payables          $3,409.55     $51,896.71     $29,575.53
-------------------------------------------------------------------------------------------------
    TOTAL POSTPETITION
23.  LIABILITIES                                       $108,965.61    $134,442.54    $158,562.28
-------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------
24. SECURED DEBT                                     $1,511,905.17  $1,511,963.15  $1,505,431.11
-------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                            $0.00
-------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                   $6,068,753.72  $6,064,257.28  $6,064,217.05
-------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)        Schedule 2               $43,489.13     $40,296.89     $38,700.77
-------------------------------------------------------------------------------------------------
    TOTAL PREPETITION
28.  LIABILITIES                                     $7,624,148.02  $7,616,517.32  $7,608,348.93
-------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                                $7,733,113.63  $7,750,959.86  $7,766,911.21
-------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                      ($3,752,128.04)($3,752,128.04)($3,752,128.04)
-------------------------------------------------------------------------------------------------
    POSTPETITION CUMULATIVE PROFIT OR
31.  (LOSS)                                            ($42,207.84)   ($38,026.70)   ($37,606.41)
-------------------------------------------------------------------------------------------------
    DIRECT CHARGES TO EQUITY   Note 2
32.  (ATTACHMENT EXPLANATION)                          ($16,367.74)    ($9,243.06)   ($38,645.78)
-------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                    ($3,810,703.62)($3,799,397.80)($3,828,380.23)
-------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES & OWNERS' EQUITY               $3,922,410.01  $3,951,562.06  $3,938,530.98
-------------------------------------------------------------------------------------------------
                                                                                           $0.00
-------------------------------------------------------------------------------------------------

CASE NAME:                     Venus Exploration, Inc            ACCRUAL BASIS-2

CASE:                          02-13109-BP-11                        7/21/03

INCOME STATEMENT
----------------------------------------------------------------------------------------------
                                            MONTH       MONTH       MONTH         QUARTER
                                         -----------------------------------------------------
REVENUES                                 April, 2003  May, 2003   June, 2003       TOTAL
----------------------------------------------------------------------------------------------
 1. GROSS REVENUES             Note 2    $153,323.34 $187,071.30 $178,758.49      $519,153.13
----------------------------------------------------------------------------------------------
 2. LESS: RETURNS & DISCOUNTS
----------------------------------------------------------------------------------------------
 3. NET REVENUE                          $153,323.34 $187,071.30 $178,758.49      $519,153.13
----------------------------------------------------------------------------------------------
COSTS OF GOODS SOLD
----------------------------------------------------------------------------------------------
 4. MATERIAL
----------------------------------------------------------------------------------------------
 5. DIRECT LABOR
----------------------------------------------------------------------------------------------
 6. DIRECT OVERHEAD
----------------------------------------------------------------------------------------------
 7. TOTAL COST OF GOODS SOLD                   $0.00       $0.00       $0.00            $0.00
----------------------------------------------------------------------------------------------
 8. GROSS PROFIT                         $153,323.34 $187,071.30 $178,758.49      $519,153.13
----------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------
    OFFICER /  INSIDER
 9.  COMPENSATION                              $0.00       $0.00       $0.00            $0.00
----------------------------------------------------------------------------------------------
10. SELLING & MARKETING
----------------------------------------------------------------------------------------------
    GENERAL & ADMINISTRATIVE   Schedule
11.                             10        $38,365.54  $33,473.35  $35,267.02      $107,105.91
----------------------------------------------------------------------------------------------
12. RENT & LEASE                           $3,749.88   $3,749.88   $3,749.88       $11,249.64
----------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)        Schedule 3 $94,316.18  $93,681.69 $110,514.53      $298,512.40
----------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES             $136,431.60 $130,904.92 $149,531.43      $416,867.95
----------------------------------------------------------------------------------------------
    INCOME BEFORE NON-OPERATING INCOME &
15.  EXPENSE                              $16,891.74  $56,166.38  $29,227.06      $102,285.18
----------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSE
----------------------------------------------------------------------------------------------
    NON-OPERATING INCOME (ATT. Schedule 4
16.  LIST)                                $21,914.53   $1,287.74   $1,195.29       $24,397.56
----------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)
----------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                       $8,132.00   $7,866.39   $8,066.95       $24,065.34
----------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION              $16,884.61  $16,827.22  $16,760.11       $50,471.94
----------------------------------------------------------------------------------------------
    AMORTIZATION               Schedule
20.                             11        $12,707.57  $23,106.69                   $35,814.26
----------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------
    NET OTHER INCOME &
22.  EXPENSES                             $15,809.65  $46,512.56  $23,631.77       $85,953.98
----------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                                                   $0.00
----------------------------------------------------------------------------------------------
24. U. S. TRUSTEE FEES                                 $5,000.00   $5,000.00       $10,000.00
----------------------------------------------------------------------------------------------
    OTHER (ATTACH LIST)        Schedule
25.                             12                       $472.68     $175.00          $647.68
----------------------------------------------------------------------------------------------
    TOTAL REORGANIZATION
26.  EXPENSES                                  $0.00   $5,472.68   $5,175.00       $10,647.68
----------------------------------------------------------------------------------------------
27. INCOME TAX
----------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                      $1,082.09   $4,181.14     $420.29        $5,683.52
----------------------------------------------------------------------------------------------

CASE NAME:                     Venus Exploration, Inc             ACCRUAL BASIS-3

CASE:                          02-13109-BP-11                         7/21/03


----------------------------------------------------------------------------------------------
CASH RECEIPTS AND                            MONTH       MONTH       MONTH        QUARTER
                                          ----------------------------------------------------
DISBURSEMENTS                             April, 2003  May, 2003   June, 2003      TOTAL
----------------------------------------------------------------------------------------------
 1. CASH - BEGINNING OF MONTH             ($21,140.47) $13,606.04  $66,559.13     ($21,140.47)
----------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------
 2. CASH SALES                             $66,216.98 $123,746.80 $108,714.35     $298,678.13
----------------------------------------------------------------------------------------------
COLLECTIONS OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------
 3. PREPETITON                              $8,450.57                               $8,450.57
----------------------------------------------------------------------------------------------
 4. POSTPETITION                                        $2,340.87   $2,029.99       $4,370.86
----------------------------------------------------------------------------------------------
 5. TOTAL OPERATING RECEIPTS               $74,667.55 $126,087.67 $110,744.34     $311,499.56
----------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
----------------------------------------------------------------------------------------------
    LOANS & ADVANCES (ATTACH
 6.  LIST)
----------------------------------------------------------------------------------------------
 7. SALE OF ASSETS
----------------------------------------------------------------------------------------------
 8. OTHER (ATTACH LIST)        Schedule 8  $45,350.29  $47,719.73   $5,963.91      $99,033.93
----------------------------------------------------------------------------------------------
    TOTAL NON-OPERATING
 9.  RECEIPTS                              $45,350.29  $47,719.73   $5,963.91      $99,033.93
----------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                        $120,017.84 $173,807.40 $116,708.25     $410,533.49
----------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                   $98,877.37 $187,413.44 $183,267.38     $389,393.02
----------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------
12. NET PAYROLL                             $3,352.11   $2,748.03   $2,759.43       $8,859.57
----------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                      $1,192.98   $1,033.87     $998.02       $3,224.87
----------------------------------------------------------------------------------------------
    SALES, USE & OTHER TAXES
14.  PAID
----------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES
----------------------------------------------------------------------------------------------
16  UTILITIES
----------------------------------------------------------------------------------------------
17. INSURANCE
----------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES
----------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES
----------------------------------------------------------------------------------------------
20. TRAVEL
----------------------------------------------------------------------------------------------
21. ENTERTAINMENT
----------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE
----------------------------------------------------------------------------------------------
23. SUPPLIES
----------------------------------------------------------------------------------------------
24. ADVERTISING
----------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)        Schedule 5  $80,726.24 $117,072.41 $109,846.08     $307,644.73
----------------------------------------------------------------------------------------------
    TOTAL OPERATING
26.  DISBURSEMENTS                         $85,271.33 $120,854.31 $113,603.53     $319,729.17
----------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES
----------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES
----------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------
    TOTAL REORGANIZATION
30.  EXPENSES
----------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                    $85,271.33 $120,854.31 $113,603.53     $319,729.17
----------------------------------------------------------------------------------------------
32. NET CASH FLOW                          $34,746.51  $52,953.09   $3,104.72      $90,804.32
----------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                    $13,606.04  $66,559.13  $69,663.85      $69,663.85
----------------------------------------------------------------------------------------------


CASE NAME:                     Venus Exploration, Inc            ACCRUAL BASIS - 4

CASE:                          02-13109-BP-11                         7/21/03

-----------------------------------------------------------------------------------------------
                                            SCHEDULE    MONTH        MONTH          MONTH
                                                     ------------------------------------------
ACCOUNTS RECEIVABLE AGING                    AMOUNT  April, 2003   May, 2003     June, 2003
-----------------------------------------------------------------------------------------------
 1.                    0 - 30                         $70,177.15  $216,370.32      $210,993.05
-----------------------------------------------------------------------------------------------
 2.                   31 - 60                         $12,921.56    $5,134.69       $13,952.45
-----------------------------------------------------------------------------------------------
 3.                   61 - 90                        $175,549.06   ($2,929.43)       $1,031.92
-----------------------------------------------------------------------------------------------
 4.                      91 +                        $148,160.36  $198,180.33      $187,847.82
-----------------------------------------------------------------------------------------------
 5. TOTAL ACCOUNTS RECEIVABLE                        $406,808.13  $416,755.91      $413,825.24
-----------------------------------------------------------------------------------------------
 6. AMOUNT CONSIDERED UNCOLLECTABLE                   $71,622.71   $71,622.71       $71,622.71
-----------------------------------------------------------------------------------------------
 7. ACCOUNTS RECEIVABLE, NET                         $335,185.42  $345,133.20      $342,202.53
-----------------------------------------------------------------------------------------------

-----------------------------------------------------
                                                           MONTH: June, 2003
                                                                 ------------------------------
AGING OF POSTPETITON TAXES AND PAYABLES
-----------------------------------------------------------------------------------------------
TAXES PAYABLE                  0 -  30 DAYS31 -  60  61 - 90 DAYS 91 +  DAYS        TOTAL
                                              DAYS
-----------------------------------------------------------------------------------------------
 1. FEDERAL                          $0.00     $0.00       $0.00        $0.00            $0.00
-----------------------------------------------------------------------------------------------
 2. STATE                            $0.00     $0.00       $0.00        $0.00            $0.00
-----------------------------------------------------------------------------------------------
 3. LOCAL                            $0.00     $0.00       $0.00        $0.00            $0.00
-----------------------------------------------------------------------------------------------
 4. OTHER (ATTACH LIST)              $0.00     $0.00       $0.00        $0.00            $0.00
-----------------------------------------------------------------------------------------------
 5. TOTAL TAXES PAYABLE              $0.00     $0.00       $0.00        $0.00            $0.00
-----------------------------------------------------------------------------------------------

-------------------------------            ----------------------------------------------------
 6. ACCOUNTS PAYABLE           $128,986.75                                         $128,986.75
-------------------------------            ----------------------------------------------------

-------------------------------------------
                                                           MONTH: June, 2003
                                                                 ------------------------------
STATUS OF POSTPETITION TAXES
-----------------------------------------------------------------------------------------------
FEDERAL                                    BEGINNING   AMOUNT     AMOUNT PAID    ENDING TAX
                                              TAX      WITHHELD                   LIABILITY
                                            LIABILITY   AND OR
                                                        ACCRUED
-----------------------------------------------------------------------------------------------
 1. WITHHOLDING**                              $0.00     $463.98      $463.98            $0.00
-----------------------------------------------------------------------------------------------
 2. FICA - EMPLOYEE**                          $0.00     $267.02      $267.02            $0.00
-----------------------------------------------------------------------------------------------
 3. FICA - EMPLOYER**                          $0.00     $267.02      $267.02            $0.00
-----------------------------------------------------------------------------------------------
 4. UNEMPLOYMENT                               $0.00       $0.00        $0.00            $0.00
-------------------------------------------                                   -----------------
 5. INCOME                                     $0.00       $0.00        $0.00            $0.00
-------------------------------------------                                   -----------------
 6. OTHER (ATTACH LIST)                        $0.00       $0.00        $0.00            $0.00
-----------------------------------------------------------------------------------------------
 7. TOTAL FEDERAL TAXES                        $0.00     $998.02      $998.02            $0.00
-----------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------
 8. WITHHOLDING                                    0       $0.00        $0.00            $0.00
-----------------------------------------------------                         -----------------
 9. SALES                                          0       $0.00        $0.00            $0.00
-----------------------------------------------------------------------------------------------
10. EXCISE                                         0       $0.00        $0.00            $0.00
-----------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                   0       $0.00        $0.00            $0.00
-----------------------------------------------------------------------------------------------
12. REAL PROPERTY                                  0       $0.00        $0.00            $0.00
-----------------------------------------------------                         -----------------
13. PERSONAL PROPERTY                              0       $0.00        $0.00            $0.00
-----------------------------------------------------                         -----------------
14. OTHER (ATTACH LIST)                            0       $0.00        $0.00            $0.00
-----------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                        $0.00       $0.00        $0.00            $0.00
-----------------------------------------------------------------------------------------------
16. TOTAL TAXES                                $0.00     $998.02      $998.02            $0.00
-----------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report this amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                     Schedule 7
-----------------------------------------------------------------------------------------------


CASE NAME:                     Venus Exploration,              ACCRUAL BASIS - 5
                                Inc

CASE:                          02-13109-BP-11                        7/21/03

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach addition sheets if necessary.





-----------------------------------------
                                                         MONTH:  June, 2003
                                                               --------------------------------
BANK RECONCILIATIONS                     Account #1 Account #2   Account #3
-----------------------------------------------------------------------------------------------
A.      BANK                                Frost      Frost       Frost
-----------------------------------------------------------------------------------------------
B       ACCOUNT NUMBER                   01 0445703 01 0445606    01 0445681       TOTAL
-----------------------------------------------------------------------------------------------
C       PURPOSE (TYPE):                    Regular    Payroll      Rental
-----------------------------------------------------------------------------------------------
 1. BALANCE PER BANK STATEMENT            78,404.43   3,395.56      1,556.59        $83,356.58
-----------------------------------------------------------------------------------------------
 2. ADD:  TOTAL DEPOSITS NOT CREDITED                                                    $0.00
-----------------------------------------------------------------------------------------------
    SUBTRACT:  OUTSTANDING
 3.  CHECKS                              (13,843.58)               (1,147.20)      ($14,990.78)
-----------------------------------------------------------------------------------------------
 4. OTHER RECONCILING ITEMS                                                              $0.00
-----------------------------------------------------------------------------------------------
    MONTH END BALANCE PER
 5.  ITEMS                               $64,560.85  $3,395.56       $409.39        $68,365.80
-----------------------------------------------------------------------------------------------
    NUMBER OF LAST CHECK
 6.  WRITTEN                                   8001        105          1060
-----------------------------------------------------------------------------------------------


-----------------------------------------
INVESTMENT ACCOUNTS                      Account #1 Account #2   Account #3
-----------------------------------------------------------------------------------------------
BANK , ACCOUNT NAME & NUMBER              DATE OF    TYPE OF   PURCHASE PRICE  CURRENT VALUE
                                           PURCHASE  INSTRUMENT
-----------------------------------------------------------------------------------------------
 7.     ACCOUNT NUMBER
-----------------------------------------------------------------------------------------------
 8.     PURPOSE (TYPE):
-----------------------------------------------------------------------------------------------
 9. BALANCE PER BANK STATEMENT
-----------------------------------------------------------------------------------------------
10. ADD:  TOTAL DEPOSITS NOT CREDITED
-----------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS          Schedule 6                                              $998.05
-----------------------------------------------------------------------------------------------


-----------------------------------------
CASH
-----------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                   $300.00
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                       $69,663.85
-----------------------------------------------------------------------------------------------


CASE  NAME:                    Venus Exploration,               ACCRUAL BASIS-6
                                Inc

CASE  NUMBER:                  02-13109-BP-11                         7/21/03

                                                          MONTH:  June, 2003
                                                                -------------------------------

----------------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
----------------------------------------------------------------

OF THE TOTAL  DISBURSEMENTS  SHOWN FOR THE MONTH,  LIST THE AMOUNT  PAID TO
INSIDERS  (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S.  BANKRUPTCY  CODE)
AND TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS TO  INSIDERS,  IDENTIFY THE TYPE OF
COMPENSATION  PAID  (e.g.  SALARY,  BONUS,   COMMISSIONS,   INSURANCE,   HOUSING
ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


----------------------------------------------------------------
INSIDERS
----------------------------------------------------------------
                               TYPE  OF    AMOUNT   TOTAL PAID
            NAME               PAYMENT     PAID     TO DATE
1. Ames Energy Company         Schedule 13       $0      $3,638
----------------------------------------------------------------
2. John Y Ames                 Schedule 13  $11,616     $39,828
----------------------------------------------------------------
3. Terry Hardeman              Schedule 13   $8,040     $30,300
----------------------------------------------------------------
4. E L Ames, Jr                Schedule 13   $1,444      $5,777
----------------------------------------------------------------
5.
----------------------------------------------------------------
6. TOTAL  PAYMENTS
   TO  INSIDERS                             $21,100     $79,542
----------------------------------------------------------------


-----------------------------------------------------------------------------------------------
PROFESSIONALS
-----------------------------------------------------------------------------------------------
                                  DATE  OF  COURT                             TOTAL
                                 ORDER      AMOUNT     AMOUNT    TOTAL  PAID  INCURRED
                                AUTHORIZING
                 NAME            PAYMENT   APPROVED     PAID       TO  DATE   & UNPAID *
-----------------------------------------------------------------------------------------------
1. Ed Birkelo                    4/22/2003               $1,600       $14,200               $0
-----------------------------------------------------------------------------------------------
2. Larry Bennett                 4/22/2003               $3,975       $12,795               $0
-----------------------------------------------------------------------------------------------
3. Gloria Barrett                4/22/2003               $3,386       $13,607               $0
-----------------------------------------------------------------------------------------------
4. Alan Bailey                   4/22/2003               $1,540        $8,470
-----------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------
6. TOTAL  PAYMENTS
   TO  PROFESSIONALS                                    $10,501       $49,072               $0
-----------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

------------------------------------------------------------------------------
POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
PROTECTION  PAYMENTS
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NAME OF CREDITOR                           SCHEDULEDAMOUNTS
                                           MONTHLY  PAID        TOTAL
                                           PAYMENTS DURING      UNPAID
                                           DUE      MONTH       POSTPETITION
------------------------------------------------------------------------------
1. Frost Bank                                $7,789      $7,789            $0
------------------------------------------------------------------------------
2. North Frost Center                        $4,000      $4,000            $0
------------------------------------------------------------------------------
3. Alamo Leasing                             $1,923      $1,923            $0
------------------------------------------------------------------------------
4. Manifest Funding                          $1,596      $1,596            $0
------------------------------------------------------------------------------
5. GE Capital                                  $279        $279            $0
------------------------------------------------------------------------------
6. TOTAL                                    $15,587     $15,587            $0
------------------------------------------------------------------------------


CASE  NAME:                    Venus Exploration,               ACCRUAL  BASIS-7
                                Inc
----------------------------------------------------------------

----------------------------------------------------------------
CASE  NUMBER:                  02-13109-BP-11                         7/21/03
----------------------------------------------------------------

                                                                MONTH:        June, 2003
                                                                              -----------------

-----------------------------------------
QUESTIONNAIRE

-----------------------------------------------------------------------------------------------
                                                                     YES             No
-----------------------------------------------------------------------------------------------
 1. HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
    THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                       X
-----------------------------------------------------------------------------------------------
    HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY
 2.  ACCOUNT
    OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                  X
-----------------------------------------------------------------------------------------------
 3. ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE  FROM RELATED PARTIES?                                                 X
-----------------------------------------------------------------------------------------------
    HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION
 4.  LIABILITIES
    THIS REPORTING PERIOD?                           Schedule 9       X
-----------------------------------------------------------------------------------------------
    HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED
 5.  BY THE
    DEBTOR FROM ANY PARTY?                                                            X
-----------------------------------------------------------------------------------------------
    ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST                                      X
 6.  DUE?
-----------------------------------------------------------------------------------------------
 7. ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
    PAST  DUE?                                                                        X
-----------------------------------------------------------------------------------------------
    ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES                                       X
 8.  PAST  DUE?
-----------------------------------------------------------------------------------------------
 9. ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                    X
-----------------------------------------------------------------------------------------------
    ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION
10.  CREDITORS
    DELINQUENT?                                                                       X
-----------------------------------------------------------------------------------------------
    HAVE  ANY  PREPETITION  TAXES  BEEN  PAID
11.  DURING  THE
    REPORTING PERIOD?                                                                 X
-----------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                   X
-----------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "YES,"  PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------



-----------------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------
                                                                              YES
-----------------------------------------------------------------------------------------------
 1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                  X
-----------------------------------------------------------------------------------------------
 2. ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                               X
-----------------------------------------------------------------------------------------------
 3. PLEASE  ITEMIZE  POLICIES  BELOW.
-----------------------------------------------------------------------------------------------

IF THE  ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO," OR IF ANY  POLICIES
HAVE BEEN  CANCELLED OR NOT RENEWED  DURING THIS  REPORTING  PERIOD,  PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------
                                           INSTALLMENT  PAYMENTS
-----------------------------------------------------------------------------------------------
         TYPE  OF                                                             PAYMENT AMT
          POLICY                             CARRIERPERIOD COVERED            & FREQUENCY
------------------------------------------------------------------------------
    Crime Policy               Hartford Causality            7/1/00 - 6/30/03 Paid Up
-----------------------------------------------------------------------------------------------
    Directors and Officers     XL Specialty                                   Paid Up
     Liability                  Insurance Co                5/21/02 - 5/21/03
-----------------------------------------------------------------------------------------------
    Commercial Fire            Central Insurance Co         10/1/02 - 9/30/03 Paid Up
-----------------------------------------------------------------------------------------------
    Control of Well and        St Paul Surplus Line                           Paid Up
     Liability                  Ins Co                       8/1/02 - 7/31/03
-----------------------------------------------------------------------------------------------
    Umbrella                   St Paul Surplus Line                           Paid Up
                                Ins Co                       8/1/02 - 7/31/03
-----------------------------------------------------------------------------------------------
    Workman Compensation       Texas                                          Paid Up
                                Mutual                       6/1/03 - 5/31/04
-----------------------------------------------------------------------------------------------
    Auto                       Central Mutual                                 420.97 / Month
                                Insurance Co                10/1/02 - 9/30/03
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------


Note 1
------------------------------

An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9, 2002 and Venus' response to such petition was filed October 31, 2002. Venus subsequently filed a "Notice of Consent to Entry of Order of Relief" on February 26, 2003. On February 27, 2003 the Court entered an order for relief under Chapter 11 of the Bankruptcy Code. The March report covers the period of February 28, 2003 through March 31, 2003.

Note 2
------------------------------

Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced. The income is not reported to Venus and payment is not received for two months after production. As of the date of this report, the production for June was not known. We, therefore, accrued an estimated amount of income based on historical production. Also, all expense amounts for well operations were not available at the time of this report and certain estimates were made.

The difference between the year to date accrual and the year to date actual is an adjustment to retained earnings. In June the cummulative amount of adjustment was 38,645.78.


Schedule 1
------------------------------
                                                              June
                                                   ---------------------------
   Utility Deposit                                                   6,545.00
                                                   ---------------------------
                                                                     6,545.00
                                                   ---------------------------

Schedule 2
------------------------------
                                                              June
                                                   ---------------------------
   Rent Deposit                                                     20,477.92
   Deferred Federal Income Tax                                       1,475.00
   Obligations Under Capital Lease                                  16,747.85
                                                   ---------------------------
                                                                    38,700.77
                                                   ---------------------------

Schedule 3
------------------------------

   Production Taxes                                                 13,924.98
   Lease Operating Expense                                          62,941.25
   Geological and Geophysical                                        8,799.74
   Workover                                                         24,848.56
                                                   ---------------------------
                                                                   110,514.53
                                                   ---------------------------

Schedule 4
------------------------------
   Interest Income                                                   1,195.29
                                                   ---------------------------
                                                                     1,195.29
                                                   ---------------------------


Schedule 5
------------------------------

As stated in Note 2, Venus maintains its books and records on the accrual method of accounting. As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due. The amount shown on Line 25 is the total amount paid during June, except payroll and taxes which are shown on Lines 12 and 13.

Schedule 6
------------------------------

The bank account reconciliations shown are the Debtor in Possession accounts. Venus is in the process of closing its old bank accounts. The amount shown, $998.05, is the balance of the old accounts.

Schedule 7
------------------------------
   Payroll taxes are paid by payroll preparation company, ADP.

Schedule 8
------------------------------
   Delay Rental Collected from Partner                               3,492.27
   Expense Reimbursement                                             2,471.64
                                                   ---------------------------
                                                                     5,963.91
                                                   ===========================

Schedule 9

Secured creditors were paid.


Schedule 10
    Salaries                                          3,598.43
    Payroll taxes                                       267.02
    Misc. employee expense                            2,512.03
    Auto expense                                      2,916.41
    Supplies                                          2,280.60
    Bank fees                                           109.77
    Legal & accounting serv.                         12,032.11
    Consultants                                      14,428.16
    Rent                                              3,749.88
    Travel & entertainment                              238.72
    Insurance                                         2,653.75
    Telephone                                           413.70
    Postage                                             433.07
    Dues, subs & pubs                                     0.14
    Bankruptcy Expense                                5,175.00
    Other G&A                                         4,437.85
    Corporate expenses                                  738.00
    Overhead/Fees                                   (11,792.74)
                                                    -----------
       Total                                         44,191.90

    Less Amount reported on line 12 -
     Rent                                            (3,749.88)
    Less Amount reported on line 24 & 25
         Reorganization
          Expenses                                   (5,175.00)
                                                    -----------

   Amount reported on line 11                        35,267.02
                                                    ===========


Schedule 11
   Amortization of prepaid loan costs                     0.00
   Amortization of prepaid D & O
    insurance                                             0.00
                                                    -----------
      Total                                               0.00
                                                    ===========

Schedule 12
   Cost of transcripts from 2004 hearing                175.00

                                                    ===========

Schedule 13                        Current Month
                               ---------------------
                                  Fee    Health Ins    Auto        Total
                               ----------------------------------------------
   Ames Energy                      0.00                                0.00
   John Ames                    9,594.18   1,077.13     945.00     11,616.31
   Terry Hardeman               8,040.00                            8,040.00
   E L Ames, Jr                     0.00     466.17     978.00      1,444.17
                               ----------------------------------------------
                               17,634.18   1,543.30   1,923.00     21,100.48
                               ----------------------------------------------

                                   Total to Date
                               ---------------------
   Ames Energy                  3,637.50                            3,637.50
   John Ames                   31,739.13   4,308.52   3,780.00     39,827.65
   Terry Hardeman              30,300.00                           30,300.00
   E L Ames, Jr                            1,864.68   3,912.00      5,776.68
                               ----------------------------------------------
                               65,676.63   6,173.20   7,692.00     79,541.83
                               ----------------------------------------------
